UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2004

COVANTA ENERGY CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-3122	13-5549268

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices) (Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On December 14, 2004, Covanta Energy Corporation (the “Company”) issued a press release (the “Press Release”) announcing that Covanta Lake II, Inc., its subsidiary, has emerged from bankruptcy pursuant to its Chapter 11 reorganization plan confirmed on December 1, 2004, and entered into a new waste disposal agreement with Lake County, Florida.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release Announcing Covanta Lake II, Inc. Emergence from Bankruptcy and New Long-term Waste Disposal Agreement with Lake County.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 14, 2004

COVANTA ENERGY CORPORATION
(Registrant)

By: /s/ Timothy J. Simpson
Name: Timothy J. Simpson,
Title: Senior Vice President, General Counsel and Secretary

COVANTA ENERGY CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release Announcing Covanta Lake II, Inc. Emergence from Bankruptcy and New Long-term Waste Disposal Agreement with Lake County.